Exhibit 99.1

NewAmsterdam Pharma Announces the Appointment of Juliette Audet as Chief Business Officer

NAARDEN, the Netherlands and MIAMI, April 1, 2024 — NewAmsterdam Pharma Company N.V. (Nasdaq: NAMS or “NewAmsterdam” or the “Company”), a late-stage, clinical biopharmaceutical company developing oral, non-statin medicines for patients at risk of cardiovascular disease (“CVD”) with elevated low-density lipoprotein cholesterol (“LDL-C”), for whom existing therapies are not sufficiently effective or well-tolerated, today announced the appointment of Juliette Audet as Chief Business Officer (“CBO”), and her simultaneous resignation from the Company’s Board of Directors, both effective April 1, 2024.

“We are privileged to welcome Juliette to our management team as CBO,” said Michael Davidson, M.D., Chief Executive Officer of NewAmsterdam. “Juliette has been a trusted advisor to NewAmsterdam as an investor and member of our Board of Directors since 2020, and brings a unique, multi-faceted perspective to her new role, in addition to over a decade of experience in senior leadership roles in the biopharmaceutical industry. We look forward to her continued contributions as she transitions to her new role, and further supports our efforts to mature into a global, commercial organization.”

“I am thrilled to take on this new role among such an esteemed team of pharmaceutical, business, science and medical leaders committed to transforming the standard of care for people at high-risk of cardiovascular disease,” said Ms. Audet. “I believe NewAmsterdam is well positioned to achieve this mission in the near-term, with two pivotal readouts for obicetrapib expected this year, and progress ongoing to build a commercial organization that can effectively bring this oral, low-dose, once-daily CETP inhibitor, if approved, to millions of underserved patients globally. I am eager to collaborate with my colleagues to deliver tremendous value to patients and their families, as well as our shareholders.”

Ms. Audet is a seasoned life sciences executive and investor with extensive pharmaceutical business development, finance and operational expertise. She was most recently a Partner at Forbion, where she was part of the team that built NewAmsterdam Pharma, and played a key role in out licensing obicetrapib, setting up operations and recruiting the management team. Prior to joining Forbion, Ms. Audet was a principal at the Novartis Venture Fund based in Cambridge, MA. She also worked at Novartis AG for their commercial division and at McKinsey and Company focusing on Pharma and Biotech.

She earned her M.B.A. with distinction from Harvard Business School and her M.Sc. in Physics from EPFL (Lausanne, Swiss Federal Institute of Technology).

About NewAmsterdam

NewAmsterdam (Nasdaq: NAMS) is a late-stage biopharmaceutical company whose mission is to improve patient care in populations with metabolic diseases where currently approved therapies have not been adequate or well tolerated. We seek to fill a significant unmet need for a safe, well tolerated and convenient LDL-lowering therapy. In multiple Phase 3 studies, NewAmsterdam is investigating obicetrapib, an oral, low-dose and once-daily CETP inhibitor, alone or as a fixed-dose combination with ezetimibe, as preferred LDL-C lowering therapies to be used as an adjunct to statin therapy for patients at risk of CVD with elevated LDL-C, for whom existing therapies are not sufficiently effective or well tolerated.

Forward-Looking Statements

Certain statements included in this document that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s business and strategic plans, the Company’s commercial opportunity, the therapeutic and curative potential of the Company’s product candidate, the Company’s clinical trials and the timing for enrolling patients, the timing and forums for announcing data, the achievement and timing of regulatory approvals, and plans for commercialization. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to the approval of the Company’s product candidate and the timing of expected regulatory and business milestones, including potential commercialization; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive product candidates; ability to obtain sufficient supply of materials; global economic and political conditions, including the Russia-Ukraine and Israel-Hamas conflict; the effects of competition on the Company’s future business; and those factors described in the Company’s public filings with the Securities Exchange Commission. Additional risks related to the Company’s business include, but are not limited to: uncertainty regarding outcomes of the Company’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidate; risks associated with the Company’s efforts to commercialize a product candidate; the Company’s ability to negotiate and enter into definitive agreements on favorable terms, if at all; the impact of competing product candidates on the Company’s business; intellectual property related claims; the Company’s ability to attract and retain qualified personnel; ability to continue to source the raw materials for its product candidate. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this document and are qualified in their entirety by reference to the cautionary statements herein. The Company anticipates that subsequent events and developments may cause the Company’s assessments to change. These forward-looking statements should not be relied upon as representing the Company’s assessment as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither the Company nor any of its affiliates undertakes any obligation to update these forward-looking statements, except as may be required by law.

Company Contact

Matthew Philippe, Executive Vice President and Head of Investor Relations

matthew.philippe@newamsterdampharma.com

Media Contact

Spectrum Science on behalf of NewAmsterdam

Jenn Gordon

P: 1-202-957-7795

jgordon@spectrumscience.com

Investor Contact

Stern Investor Relations on behalf of NewAmsterdam

Hannah Deresiewicz

P: 1 212-362-1200

hannah.deresiewicz@sternir.com